Aames

Annual Meeting of Stockholders

November 21, 2002

The Directors and Management
of
Aames Financial Corporation
Welcome You
to the
2002 Annual Meeting of Stockholders

Fiscal Year Ended

June 30, 2002

Company Strategy and Objectives

- Increase traditional retail and broker production, as well as Internet production in both channels, thereby
  - Increasing the amount and value of loan production,
  - Reducing costs of production,
  - Maximizing opportunities in loan servicing,
  - Maintaining adequate liquidity and access to capital markets.

Retail Loan Production

($ in millions)

	2002	2001	Increase $	Increase %
Traditional retail branch network	$ 1,280	$ 1,105	$ 175	16%
National Loan Centers	330	76	254	334%
Total	$ 1,610	$ 1,181	$ 429	36%

Traditional retail branch network


$1,500
$1,000
$500
$0
$778
$1,105
$1,280
2000
2001
2002

National Loan Centers


$400
$300
$200
$100
$-
$6
$76
$330
2000
2001
2002

Broker Loan Production

($ in millions)	2002	2001	Increase $	Increase %
Traditional regional broker office network	$ 1,510	$ 1,136	$ 374	33%
Telemarketing & Internet	122	55	67	122%
Total	$ 1,632	$ 1,191	$ 441	37%



Traditional regional broker office network
$2,000
$1,500
$1,000
$500
$0
$1,271
$1,136
$1,510
2000
2001
2002



Telemarketing & Internet
$160
$120
$80
$40
$-
$25
$55
$122
2000
2001
2002

Loan Dispositions



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,419
$804
$1,102
$1,231
$2,610
$585
2000
2001
2002
Securitizations
Whole loan sales

($ in millions)	2000	2001	2002
Loans sold and securitized	$ 2,223	$ 2,333	$ 3,195
Gain on sale	$ 48.1	$ 73.4	$ 95.5
Gain on sale percentage rate	2.2%	3.1%	3.0%

Consolidated Statement of Operations

($ in millions)	Fiscal Year Ended June 30, 2002	Fiscal Year Ended June 30, 2001	Better / (Worse) $	Better / (Worse) %
Revenue	$ 220.1	$ 188.7	$ 31.4	17%
Expenses	212.5	217.3	4.8	2%
Income (loss) before income taxes	7.6	(28.6)	36.2	nm
Provision for income taxes	3.1	1.9	(1.2)	-63%
Net income (loss)	$ 4.5	$ (30.5)	$ 35.0	nm
Supplemental Data				
Net income (loss)	$ 4.5	$ (30.5)	$ 35.0	nm
Write down of residual interests	27.0	33.6	(6.6)	-20%
Net operating income	$ 31.5	$ 3.1	$ 28.4	916%

Three Months Ended

September 30, 2002

Loan Production



Retail
Broker
$1,000
$750
$500
$250
$-
$ in Millions
$370
$353
$396
$438
$404
$375
$463
$444
$517
$452
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Quarter Ended

Loan Dispositions



Securitizations
Whole loan sales
$1,000
$800
$600
$400
$200
$-
$208
$460
$571
$175
$921
Sep-00
Sep-01
Sep-02
Quarter Ended

($ in millions)	Quarter Ended		
	Sep-00	Sep-01	Sep-02
Loans sold and securitized	$ 668	$ 746	$ 921
Gain on sale	$ 19.9	$ 23.8	$ 31.5
Gain on sale percentage rate	3.0%	3.2%	3.4%

Consolidated Statement of Income

($ in millions)	Three Months Ended September 30, 2002	Three Months Ended September 30, 2001	Better / (Worse) $	Better / (Worse) %
Revenue	$ 67.3	$ 53.1	$ 14.2	27%
Expenses	56.8	52.0	(4.8)	-9%
Income before income taxes	10.5	1.1	9.4	855%
Provision for income taxes	0.6	0.5	(0.1)	-20%
Net income	$ 9.9	$ 0.6	$ 9.3	1550%
Supplemental Data				
Net income	$ 9.9	$ 0.6	$ 9.3	1550%
Write down of residual interests	-	10.0	(10.0)	nm
Debt extinguishment income	(1.1)	-	(1.1)	nm
Net operating income	$ 8.8	$ 10.6	$ (1.8)	-17%

Looking Forward

- Continue to focus on production growth in core and Internet lines of business
- Continuous emphasis on value and quality of originations
- Leverage our reengineered operating platform to provide greater operating efficiency
- Build shareholder value

Questions & Answers

Forward-Looking Statements

This material contains statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. The words “expect,” “estimate,” “anticipate,” “predict,” “believe,” and similar expressions and variations thereof are intended to identify forward-looking statements. Such statements appear in a number of places in this document and include statements regarding the intent, belief or current expectations of the Company, its directors or officers with respect to, among other things (a) market conditions in the securitization, capital, credit and whole loan markets and their future impact on the Company’s operations, (b) trends affecting the Company’s liquidity position, including , but not limited to, its access to warehouse and other credit facilities and its ability to effect securitizations and whole loan sales, (c) the impact of the various cash savings plans and other restructuring strategies being considered by the Company, (d) the Company’s on-going efforts in improving its equity position, (e) trends affecting the Company’s financial condition and results of operations and (f) the Company’s business and liquidity strategies. Investors are cautioned not to put undue reliance on such forward-looking statements. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ materially from those described in this document. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Readers should carefully review the factors referred to above and the other documents the Company files from time to time with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2002, the quarterly reports on Form10-Q filed by the Company during fiscal 2003, and any current reports on Form 8-K filed by the Company.